Exhibit 99.2

 Investor Presentation  Third Quarter 2024 Results  Draft v4.5  1/21/24

 Forward-Looking Statements and Other Matters  This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, liquidity and capital ratios and other non-historical statements. Words or phrases such as “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “strategy,” or similar expressions are intended to identify these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made, except as required by law.  Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to: (i) changes in general economic conditions, either nationally or in our market areas, including the impact of supply chain disruptions, and the risk of recession or an economic downturn; (ii) changes in the interest rate environment, including the recent and potential future changes in the FRB benchmark rate, which could adversely affect our revenue and expenses, the value of assets and obligations, the realization of deferred tax assets, the availability and cost of capital and liquidity, and the impacts of continuing inflation; (iii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of our underwriting practices and the risk of fraud, any of which may lead to increased loan delinquencies, losses, and non-performing assets, and may result in our allowance for credit losses not being adequate; (iv) fluctuations in the demand for loans, and fluctuations in commercial and residential real estate values in our market area; (v) the quality and composition of our securities portfolio; (vi) our ability to develop and maintain a strong core deposit base, including among our venture banking clients, or other low cost funding sources necessary to fund our activities particularly in a rising or high interest rate environment; (vii) the rapid withdrawal of a significant amount of demand deposits over a short period of time; (viii) the costs and effects of litigation; (ix) risks related to the Company’s acquisitions, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; and our inability to achieve expected revenues, cost savings, synergies, and other benefits; and in the case of our recent merger with PacWest Bancorp (“PacWest”), reputational risk, regulatory risk and potential adverse reactions of the Company’s or PacWest’s customers, suppliers, vendors, employees or other business partners; (x) results of examinations by regulatory authorities of the Company and the possibility that any such regulatory authority may, among other things, limit our business activities, restrict our ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase our allowance for credit losses, result in write-downs of asset values, restrict our ability or that of our bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xi) legislative or regulatory changes that adversely affect our business, including changes in tax laws and policies, accounting policies and practices, privacy laws, and regulatory capital or other rules; (xii) the risk that our enterprise risk management framework may not be effective in mitigating risk and reducing the potential for losses; (xiii) errors in estimates of the fair values of certain of our assets and liabilities, which may result in significant changes in valuation; (xiv) failures or security breaches with respect to the network, applications, vendors and computer systems on which we depend, including due to cybersecurity threats; (xv) our ability to attract and retain key members of our senior management team; (xvi) the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; (xvii) the impact of bank failures or other adverse developments at other banks on general depositor and investor sentiment regarding the stability and liquidity of banks; (xviii) the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; (xix) our existing indebtedness, together with any future incurrence of additional indebtedness, could adversely affect our ability to raise additional capital and to meet our debt obligations; (xx) the risk that we may incur significant losses on future asset sales; and (xxi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and from time to time in other documents that we file with or furnish to the SEC.  Included in this presentation are certain non-GAAP financial measures, such as tangible assets, tangible equity to tangible assets, tangible book value per common share, adjusted net earnings (loss), return on average tangible common equity, adjusted return on average tangible common equity, pre-tax pre-provision income, and adjusted pre-tax pre-provision income, designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the “Non-GAAP Financial Information” and “Non-GAAP Reconciliation” sections of the appendix of this presentation for additional detail including reconciliations of non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.   Third Quarter 2024 Earnings | 2

Key Third Quarter Highlights

- Significantly grew core earnings through:
  - NIM expansion of 13 bps QoQ
  - Noninterest expense reduction of 9% QoQ[2]
- Repositioned balance sheet:
  - Civic sale & securities repositioning
  - Paydowns of BTFP and brokered deposits
- Grew capital, tangible book value[1], and profitability metrics on an adjusted basis
- 3Q24 FDIC assessment accrual lowers to $13.0mm[3] from $24.1mm in 2Q24, dropping ahead of schedule

Adjusted 3Q24 EPS[1] of $0.25 and achieved outlook targets for NIM and expenses a quarter early

Sale of $1.95B Civic loan portfolio	Freed up approximately $100mm of capital to reposition the balance sheet and improve capital ratios Generated liquidity to reduce wholesale funding and support growth
Repositioned $0.7B of investment securities	Repositioned AFS securities throughout quarter, which will expand yield by ~270 bps; $60mm realized pre-tax loss
Expanded NIM to 2.93%	Achieved targeted quarterly NIM range of 2.90% to 3.00% a quarter early Strong execution in lowering funding costs and core deposit growth
Operating expenses of $197mm[2]	Achieved quarterly operating expense target of between $195mm to $200mm a quarter early with normalized FDIC assessment level
Achieved targeted balance sheet metrics	Wholesale funding ratio of 10.7% (10% to 12% target) L/D ratio of 87.8% (85% to 90% target) NIB deposit ratio of 29.1% (28% to 29% target)

BANC OF CALIFORNIA

1. Denotes a non-GAAP measure, see Non-GAAP Reconciliation" slides at end of presentation.
2. Excludes acquisition related costs.
3. Excludes $2.7mm FDIC expense adjustment for 2Q24 that positively impacted 3Q24 earnings.

Third Quarter 2024 Earnings | 3

3Q24 Financial Highlights

- Adjusted PTPP[1] of $80mm compared to PTPP of $55.6mm in 2Q24
- NIM of 2.93% expanded 13 bps QoQ
- Noninterest income, excluding loss on sale of securities, increased due to several elevated items (see slide 14)
- Stable balance sheet with strong liquidity and wholesale funding ratio down ~5%
- Significant growth in CET 1 and TBVPS driven by strong earnings and capital freed up from Civic sale
- Stable credit reserves with minimal charge-offs

Delivered strong earnings growth, repositioned balance sheet and increased capital

		3Q24	2Q24
Operating Results	PTPP[1] / Adjusted PTPP[1]	$20.5mm/$80.0mm	$55.6mm/NA
	EPS / Adjusted EPS[1]	($0.01)/$0.25	$0.12/NA
	ROAA / Adjusted ROAA[1]	0.10%/0.59%	0.34%/NA
	ROATCE[1] / Adjusted ROATCE[1]	0.70%/7.30%	4.42%/NA
	NIM	2.93%	2.80%
Balance Sheet Results	Cash / assets[2]	7.6%	7.7%
	Loans / deposits	87.8%	87.4%
	Wholesale funding / assets	10.7%	15.5%
	Avg. NIB deposits / avg. deposits	27.7%	27.4%
Increasing Capital	CET 1 capital ratio	10.5%	10.3%
	Total risk-based capital ratio	17.0%	16.6%
	Book value per share	$17.75	$17.23
	Tangible book value per share[1]	$15.63	$15.07
Strong Credit Reserves	ACL ratio	1.20%	1.19%
	NCO ratio	0.04%	0.89%

BANC OF CALIFORNIA

1. Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation. No adjusted earnings were reported in 2Q24.
2. Includes restricted cash of $183mm.

Third Quarter 2024 Earnings | 4

 3Q24 Earnings Results  2Q24  3Q24  -6 bps  2Q24  3Q24  -13 bps  2Q24  3Q24  -13 bps  Cost of funds  Cost of deposits  Cost of interest-bearing liabilities  Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides at end of presentation. No adjusted earnings were reported in 2Q24.  Net interest income of $232.2mm reflects 1.2% increase QoQ:  Interest income declined $15.7mm due to smaller balance sheet driven by Civic loan portfolio sale  Interest expense declined $18.4mm due to reduction in higher cost funding  3Q includes a $60mm loss on $0.7B of securities repositioning  Noninterest income, excluding loss on sale of securities, increased $15.9mm QoQ due primarily to a $8.5mm increase in fair value marks and a $6.4mm lease residual gain   Noninterest expenses declined due to additional merger synergies and normalized FDIC assessment accrual    Third Quarter 2024 Earnings | 5

 3Q24 Noteworthy Items  3Q24 results included multiple noteworthy items, which provided $0.05 EPS benefit  3Q24 reported EPS of ($0.01). Adjusted EPS of $0.25 excludes $60mm securities repositioning pre-tax loss and a $0.5mm merger, acquisition and integration reversal  Lease residual gain driven by sale of equipment leasing higher than historical levels  Fair value adjustments driven by normal MTM accounting and includes positive credit-linked notes (“CLN”) fair value mark partially offset by negative equity investments fair value mark  FDIC expense adjustment for 2Q24 positively impacted 3Q24 earnings   YTD true-up adjustment for tax rate   Third Quarter 2024 Earnings | 6  1. 28% tax rate used for calculations

Significant balance sheet repositioning largely completed; drives NIM improvement and positions company for future growth

	Repositioning Actions	Transaction Size	Comments
Assets	Sold Civic loan portfolio	$1.95B	Generated ~$1.91B liquidity and ~$100mm of capital
	Repositioned securities portfolio	$742mm	Reinvested in similar quality securities at a ~270 bps yield pick up
	Purchased lender finance loans	$319mm (1)	Acquired 8.8% yielding portfolio at par
	Restructured BOLI portfolio	$267mm	Executed 1035 tax-free exchange with 163 bps yield improvement
Liabilities	Reduced brokered deposits	~$1.85B	Average cost of ~5.35% at time of retirement
	Paid off remaining BTFP	$545mm	Cost of ~5.4%
	Purchased FHLB putables	$500mm	10-year maturity with 2-year no call feature at < 3.2%

BANC OF CALIFORNIA

1. Acquired commitments of $620mm, funded loans of $319mm.

Third Quarter 2024 Earnings | 7

 Interest Rate Sensitivity  Well-positioned for declining rates with $7.3B more liabilities repricing or maturing than assets over the next year  Rate-sensitive assets: 38%(1)  $9.8B of loans are variable or reprice / mature within one year  $2.3B earning cash  $0.5B securities  Rate-sensitive liabilities: 59%(1)  $14.8B of interest-bearing deposits, excluding CDs  $4.1B of CDs that mature or reprice within one year  $1.0B of borrowings and other(2) that mature or reprice within one year  Well positioned for declining rate environment with $7.3B more in rate sensitive liabilities than assets  Loans Years to Maturity/Repricing   Loan Composition  Asset/Liabilities Repricing Mix ($B)  Rate sensitive defined as assets or liabilities that are variable rate or repricing/maturing within one year.  Other includes TruPS and subordinated debt that reprices within one year.  Note: Short Term (“ST”) Variable: Variable rate loans which resets within one year.    Third Quarter 2024 Earnings | 8  $12.9  $20.6  $19.7  $13.8  Short Term A/L  Long Term A/L

 Loan Interest Rate Sensitivity  Over 99% of adjustable-rate loans with floors are at or above their respective floors  Variable rate loans are almost entirely Prime or SOFR based  Roughly half of fixed rate and hybrid loans will reset or mature within the next three years  Near term maturing or hybrid resets will price to higher rates despite declining rate environment  Near-term fixed rate maturities will reset higher  Years to Fixed Rate Loans Maturities or Hybrid Rate Loans Reset  Floors: Variable Rate Loans  Loan Portfolio by Index Rate   Third Quarter 2024 Earnings | 9  92%  39%  38%  38%  91%  $2.7B  WAC 4.67%  $1.8B  WAC 4.47%  $2.2B  WAC 4.17%  $8.4B  WAC 3.84%  Note: Actual loan portfolio yield is higher than WAC due to discount accretion.

Management Outlook

- NIM improvement to be driven by benefits of balance sheet repositioning, execution of core strategy and lower rates
- Laser focused on prudent expense management to achieve low end of targeted range
- 4Q24 outlook assumes one additional 25 bps rate cut
- Continue to evaluate additional opportunities to optimize the balance sheet while pivoting to growth
- Future state financial targets remain unchanged

4Q24 outlook focused on strengthening core earnings in uncertain economic environment

	4Q24 outlook	Key factors
Net interest margin	NIM of 3.00% to 3.10%	Assumes consistent balance sheet levels Assumes one additional 25 bps rate cut in mid-November
Noninterest expense	4Q24 NIE expected at ~$195mm-$200mm	Achieved target range in 3Q24, targeting the low-end of the range in 4Q24
Balance sheet metrics	Wholesale funding ratio 10-12% Loan / deposits 85%-90% NIB / deposits 28%-29%	Within target range for all referenced metrics Balance sheet size may vary based on execution of opportunities to further optimize balance sheet

Future state financial targets

ROAA ~1.1%+ ROTCE ~13%+	Meaningful progress in 3Q24 toward goals, with continued focus on growth in EPS Timing will depend on continued execution of core strategy combined with the impact of the economic and interest rate environments

BANC OF CALIFORNIA

Third Quarter 2024 Earnings | 10

 Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides at end of presentation.  Wholesale funding defined as borrowings plus brokered time deposits.  Balance Sheet  Increased balance sheet efficiency with shift into core funding driven by lower wholesale  Included multiple strategic actions to optimize our balance sheet, which resulted in a decline in total assets  Sale of $1.95B Civic loan portfolio   Repositioned $0.7B of investment securities  Paid off remaining $545mm in BTFP  Retired $1.85B of brokered deposits  Core loan portfolio increased $366mm or 7% annualized   Spot NIB deposits stable and increased 1.9% to 29.1% of total deposits  Wholesale funding ratio of 10.7% significantly lower QoQ due to decrease in brokered time deposits  CET 1 ratio increased 18bps to 10.45%  3Q24 Highlights   Third Quarter 2024 Earnings | 11

 Net Interest Income and Net Interest Margin Expansion  NIM expanded 13 bps to 2.93%  NII increased $2.7mm driven by:  Average borrowings decreased $1.0B: +$13mm  Average interest-bearing deposits decreased $0.4B and interest-bearing deposits costs decreased 6 bps: +$5mm  Loans: +$5mm  Higher cash balances: +$2mm  Securities yields increased from the repositioning: +$1mm  Civic sale: ($24mm)  1.69%  $151.0  4Q23  2.66%  $229.1  1Q24  2.80%  $229.5  2Q24  2.93%  $232.2  3Q24  Net Interest Income (NII) ($mm) and Net Interest Margin (NIM) (%)  Impact to NII ($mm) from cumulative change in yields, rates and mix  2Q24  +$13.3  Borrowings  +$5.1  Deposits  +$4.9  Loans  +$2.2  Cash / Other EA  +$1.1  Securities  -$23.9  Civic Sale  3Q24  $229.5  $232.2  Lower funding costs and strengthening asset mix drive NII and NIM expansion   Third Quarter 2024 Earnings | 12  3Q24 Highlights

 Funding Cost Reduction Actions and Mix Shift  Deposit composition trends reflects results of balance sheet repositioning and post-merger community bank-focused strategy  Lower funding costs reflect reduction in higher cost funding including BTFP and brokered deposits  Lower deposit costs resulting from increased core deposit percentage of overall funding mix  3Q24 Highlights  Strengthening Funding Mix(1)  Ongoing interest expense reduction results from focused strategy to strengthen funding mix and reprice deposits  4Q23  1Q24  4.8%  2Q24  5.6%  3Q24  Deposits excluding brokered CDs  Brokered CDs  Borrowings  4Q23  1Q24  2Q24  3Q24  Reduced Cost of Liabilities  Excludes subordinated debt and accrued interest payable and other liabilities.  Average total cost of funds  Average total cost of deposits  % of Total Funding(1)   Third Quarter 2024 Earnings | 13

Noninterest Income Composition

3Q24 Highlights

- Leased equipment income includes $6.4mm gain on sale of lease residual
- Other income increased $8.0mm QoQ mainly driven by the impact of the positive fair value marks on credit-linked notes
- Service charges on deposits and other commissions and fees were relatively stable
- Dividends and gains on equity investments up $2.5mm QoQ due to both mark-to-market and income from CRA equity investments
- 3Q24 excludes $60mm loss on sale of securities

3Q24 noninterest income elevated due to lease residual gain and positive fair value mark

3Q24 includes $6.4mm lease residual gain, $4.4mm positive mark for credit-linked notes and ($1.6mm) mark for equity CRA investments



($ in millions)
$34.0[1,2]
$34.3[1]
$28.7[1]
$44.6[1]
$34.3[1,3]
$35.0[1,4]
$4.6
$8.9
$12.4
$4.2
$4.0
$4.7
$8.1
$11.7
$3.1
$6.6
$4.5
$8.6
$11.5
$1.2
$2.8
$4.6
$8.3
$17.2
$3.7
$10.8
4Q23
1Q24
2Q24
3Q24
Service Charges on Deposits
Other Commissions and Fees
Leased Equipment Income
Dividends and Gains on Equity Investments
Other Income

1. Excludes gain (loss) on sale of securities and loans.
2. Excludes nonrecurring legal recovery of $7.6mm and elevated SBIC-related income distributions of $3.9mm.
3. Illustrative fee income when excluding $2.4mm negative mark for Credit-Linked Notes and negative $3.2mm mark for equity CRA investments
4. Illustrative fee income when excluding $4.4mm positive mark for Credit-Linked Notes, negative $1.5mm mark for equity CRA investments and $6.4mm lease equipment gain.

Note: Other income includes revenue from BOLI, warrants, distributions and other miscellaneous gains or losses

BANC OF CALIFORNIA
Third Quarter 2024 Earnings | 14

Noninterest Expenses

3Q24 Highlights

- Adjusted noninterest expense / average assets ratio of 1.87%[1]
- Noninterest expenses down 31% from normalized 4Q23 expenses[4]
- Achieved majority of FDIC assessment normalization in 3Q24
- Headcount at September 30th down approximately 600 FTE to ~1,960 FTE since the merger announcement date
- Compensation expense slightly lower QoQ
  - 2Q24 compensation expense included the benefit of $5.0mm adjustment from restricted stock expense
- Customer-related expenses up $2mm QoQ due to shift in HOA deposit mix

Achieved noninterest expense target range of $195mm to $200mm

($ in millions)	3Q24[2]	2Q24[3]	1Q24[2]	Normalized 4Q23[4]
Compensation	$ 85.6	$ 85.9	$ 92.2	$ 114.9
Occupancy	16.9	17.5	18.0	18.0
Information technology and data processing	15.0	15.5	15.4	16.3
Professional services	5.1	5.2	5.1	5.6
Insurance and assessments	12.7	26.4	20.5	60.0
Intangible asset amortization	8.5	8.5	8.4	4.2
Leased equipment depreciation	7.1	7.5	7.5	7.5
Loan expense	4.0	4.3	4.5	4.4
Other expense	7.3	13.1	8.0	6.8
Customer related expense	34.5	32.4	30.9	45.8
Noninterest expense excluding acquisition costs	**$ 196.7**	**$ 216.3**	**$ 210.5**	**$ 283.6**
Adjusted Noninterest expenses (excluding customer related expenses and acquisition costs)	**$ 162.2**	**$ 183.9**	**$ 179.6**	**$ 237.8**

Noninterest Expense / Average Assets Ratio



2.99%
2.51%
2.26%
1.92%
2.43%
2.06%
2.27%
1.87%
4Q23
1Q24
2Q24
3Q24
Noninterest Expense / Average Assets Ratio(1)
Adjusted Noninterest Expense / Average Assets Ratio(1)

1. Adjusted Noninterest Expense / Average Assets ratio excludes customer-related expenses and merger and integration costs. Denotes a non-GAAP measure, see Non-GAAP Reconciliation" slides at end of presentation.
2. 3Q24 and 1Q24 insurance and assessments includes a $2.7mm and $5mm benefit, respectively from reversal of prior quarter FDIC insurance expense.
3. 2Q24 other expense included a $3.9mm expense related to the Civic sale.
4. $251.8 of actual total operating noninterest expense and $283.5 million normalized expenses adjusted to include combined company expenses for a full quarter and adjust incentive compensation to target.

BANC OF CALIFORNIA

Third Quarter 2024 Earnings | 15

 Customer-Related Expenses  Customer-related expenses of $34.5mm  ~87% of customer-related expenses are earnings credit rate (ECR) payments to customers to reimburse for cash expenses   ECR related expenses are indexed to the Fed Funds rate and expected to decline with rate cuts  > 90% of ECR expenses are related to our HOA clients  $3.8B or 14% of total deposits are HOA  $3.7B average HOA deposits have ECR  3Q24 Highlights  Customer-related expenses are primarily driven by ECR expenses  Noninterest Expense Detail ($mm)  $30.9  $20.5  $66.9  $92.2  1Q24  $32.4  $26.4  $71.5  $85.9  2Q24  $34.5  $12.7  $64.0  $85.6  3Q24  $210.5  $216.3  $196.7  Salary & employee benefits  Other operating expenses  Insurance and assessments  Customer-related expenses  FDIC Special Assessment:  1Q24: $4.8  Customer-Related Expenses ($mm)  $26.1  $4.9  1Q24  $27.7  $4.7  2Q24  $29.9  $4.6  3Q24  $30.9  $32.4  $34.5   Third Quarter 2024 Earnings | 16  ECR Expenses  Other

 Building a Strong Commercial Deposit Franchise  Average NIB deposits increased to 27.7% of total average deposits, up slightly from 27.4% in 2Q  Spot NIB deposits increased 1.9% QoQ to 29.1% of total deposits  Civic loan sale proceeds were used to reduce high cost deposits reflected in the 51% QoQ reduction in brokered CDs  Average total cost of deposits declined 6 bps QoQ  3Q24 Highlights  Focus on relationship banking that generates low-cost commercial deposits   Management has a track record of successful deposit strategy execution  Average Fed Funds Rate  Average Total Cost of Deposits  4Q23  1Q24  2Q24  3Q24  CDs  Brokered CDs  Money Market & Savings  Interest-bearing Checking  Noninterest-bearing Checking   Third Quarter 2024 Earnings | 17

NIB Deposit Growth Remains a Key Priority

3Q24 Highlights

- Enterprise-wide focus
- Deposit incentive programs, including competitions and leaderboards
- RM performance goals include specific NIB targets
- Ensure existing and new relationships have appropriate deposit balances with the bank
- Line of business-specific approach to NIB growth and new customer acquisition

Deposit gathering engine designed to build low-cost deposit base

Consistently generating new noninterest-bearing business deposits from new relationships since 4Q23 merger close



1,712
1,124
518
$83.2
$230.0
$342.4
1Q24
2Q24
3Q24
Cumulative New NIB Business Deposits Accounts
Cumulative New NIB Business Deposits ($ millions)

BANC OF CALIFORNIA
Third Quarter 2024 Earnings | 18

 Diversified Loan Portfolio  Core portfolio increased $366mm or 7% annualized due primarily to growth in warehouse and lender finance   Purchased $319mm of lender finance loans in 3Q24  Core portfolio comprises 96% of total loans   3Q24 loan originations including production, purchased loans and unfunded new commitments, totaled $1.6B  High-quality relationship-based core portfolio is well diversified with strong metrics  Existing portfolios have strong credit quality  Note: Wtd. Avg. Rate excludes loan fees and accretion.  3Q24 includes lender finance loan purchase. Lender finance includes the national lender portfolio, which has a balance of less than $25mm for 2Q24 and 3Q24, respectively.   Third Quarter 2024 Earnings | 19

 California-Centric CRE Portfolio  72% of total CRE portfolio located in California  Total CRE has a low weighted average LTV of 61%  Other Property Types includes mobile homes, self storage, gas stations, special use, school, place of worship and restaurants  3Q24 Highlights  High quality CRE portfolio has low weighted-average LTV and high debt-service coverage ratio (DSCR)  Total CRE is well diversified across multiple industries  1.5%  Office  Industrial  Retail  Hotel  Health Facility  Mixed Use  Other  Represents most recent appraisal or weighted-average LTV at origination.  Total CRE DSCR excludes Real Estate Construction which is unavailable.   Note: CRE excludes government guaranteed CRE collateralized SBA loans.  Total CRE comprises 57% of total loans and Other CRE comprises 16.7% of total loans  84% of office collateral located in California, 6% in Colorado and 10% in other states  Multifamily has a low average LTV and a strong DSCR coverage ratio of 1.30x  NPLs are generally reserved based on individual evaluations   Other CRE as % of Total CRE   Third Quarter 2024 Earnings | 20

 $1,280  $552  $873  $661  $1,076  $832  $659  $803  $1,832  $1,534  $1,908  $1,462  $389  $588  $698  $852  Loan Activity  Rate on new production of 8.29%  Loan production and line utilization of $1.8B outpaced payoffs and paydowns of $1.5B  Unfunded new commitments increased to $852mm   3Q24 loan originations including production, purchased loans and unfunded new commitments, totaled $1.6B compared to $1.1B in 2Q24  3Q24 Highlights  Net loan growth driven by strong production, net line utilization and acquisitions   Third Quarter 2024 Earnings | 21  $212  $1,223  $142  $1,405  $382  $1,271  $700  $1,082  $1,436  $1,546  $1,654  $1,781  Loan Production  Line Utilization  Payoffs  Paydowns  4Q23  1Q24  2Q24  Rate on Production  Total Loan Yield  3Q24  Includes charge-offs and transfers to HFS.  Note: 3Q24 includes lender finance portfolio purchase.  ($ in millions)  Unfunded New Commitments

Asset Quality Ratios and Trends

- NPL inflows primarily driven by:
  - Two commercial loan exposures with isolated risk and one loan from the remaining Civic portfolio
  - NPL inflows also adversely impacted delinquencies and classified loans
- Inflows to classified loans that remained on accrual status driven by:
  - Downgrades for groups of loans where performance deteriorated or increased borrower financial information was determined to be necessary
- ACL coverage ratio of 1.20% remains at robust levels
- CRE portfolio exposure proactively mitigated through additional qualitative reserves, combined with low LTVs and personal guarantors

Continuing conservative outlook and heightened monitoring given uncertain economic environment

ACL / Total Loans ($mm)



1.22%
1.26%
1.19%
1.20%
$311.3
$320.1
$275.3
$281.9
4Q23
1Q24
2Q24
3Q24
ACL
ACL / Total Loans HFI

Nonperforming Loans (NPLs) ($mm)



0.29%
0.57%
0.50%
0.72%
$74.3
$13.3
$37.6
$23.4
$145.8
$53.9
$43.1
$48.8
$117.1
$46.1
$53.5
$17.5
$168.3
$55.8
$79.3
$33.3
4Q23
1Q24
2Q24
3Q24
CRE Loans (excluding MF and Construction)
Discontinued Loans
Other Core Loans
NPLs to Loans/leases HFI

Classified Loans ($mm)



0.90%
1.44%
1.79%
2.27%
$228.4
$61.6
$136.3
$30.5
$366.7
$161.9
$151.6
$53.2
$415.5
$172.1
$206.2
$37.2
$533.6
$233.9
$264.4
$35.4
4Q23
1Q24
2Q24
3Q24
CRE Loans (excluding MF and Construction)
Discontinued Loans
Other Core Loans
Classified Loans / Total Loans HFI

Delinquent Loans ($mm)



0.57%
0.93%
0.36%
0.53%
$144.2
$19.9
$44.8
$79.6
$236.0
$67.2
$62.4
$106.4
$83.8
$27.0
$37.8
$19.0
$125.0
$43.1
$48.5
$33.4
4Q23
1Q24
2Q24
3Q24
CRE Loans (excluding MF and Construction)
Discontinued Loans
Other Core Loans
Delinquent Loans / Total Loans HFI

BANC OF CALIFORNIA
Third Quarter 2024 Earnings | 22

 ACL coverage ratio remains at robust levels  Allowance for Credit Losses Walk  ACL increased by $6.6mm due to $9mm provision  Provision was largely driven by higher qualitative reserves for office loans and other concentrations of credit   Specific reserves for NPL downgrades  NCO rate of 0.04% primarily due to discontinued student loan portfolio  In addition to ACL, we have additional loss coverage from the SFR credit-linked notes and purchase accounting marks  1.19%   1.20%   ($ in millions)  3Q24 net charge-offs detail    Third Quarter 2024 Earnings | 23  3Q24 Highlights  ACL (6/30/24)   $(2.4)  Net Charge-offs   $9.0   Provision  ACL (9/30/24)  1.19%   1.20%

 High-quality securities portfolio provides upside   Securities Portfolio Detail  Average securities yield increased 6 bps QoQ  AFS securities repositioning mostly reflected in September average yield of 3.25% or 27 bps higher than 3Q24  $60mm loss on repositioning of $742mm securities  Unrealized loss on AFS securities of $305mm down $217mm QoQ  AFS portfolio duration decreased ~1.0 years to ~4.8 years and total portfolio duration decreased ~0.5 years to ~5.9 years  Portfolio Profile  Composition   Credit Rating  Average Portfolio Balances & Yields  2%  0%  5%  1%  AAA  AA  A  BB  BBB  Not Rated  $6.0  2.72%  4Q23  $4.7  2.92%  1Q24  $4.7  2.92%  2Q24  $4.7  2.98%  3Q24  $4.7  3.25%  Sep-24  Average Balance ($ in billions)  Yield  3Q24 Highlights  Reflects fair value for AFS securities and amortized cost for HTM securities. Excludes $1.5 million loss reserve on HTM securities.    Third Quarter 2024 Earnings | 24  2%  Private Label RMBS  CLO  Corporates  Gov’t & AGC  Munis

 High Level of Available Liquidity  Total primary liquidity of $4.5B, including unpledged AFS securities of $2.1B(2)  Total primary and secondary liquidity of $16.2B  Uninsured and uncollateralized deposits of $6.7B, which represents approximately 25.0% of total deposits  Total primary and secondary liquidity was 2.4x uninsured and uncollateralized deposits  3Q24 Highlights  Maintain high levels of primary and secondary liquidity as prudent risk management  (2)   Third Quarter 2024 Earnings | 25  (1)

 Strong Capital Base  CET 1 ratio of 10.45% inclusive of:  Civic loan sale  Balance sheet repositioning  TCE ratio increased 1.4% to 7.98% since merger close  All regulatory capital ratios in excess of minimum “well-capitalized” levels  Focus on building capital levels for strength and flexibility  2Q24  3Q24  2Q24  3Q24  3Q24 Highlights  1. Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides at end of presentation.   Third Quarter 2024 Earnings | 26  CET 1 Ratio  TCE Ratio

 Appendix

 Non-GAAP Financial Information  Tangible assets, tangible common equity, tangible common equity to tangible assets, tangible book value per common share, adjusted net earnings (loss), return on average tangible common equity, adjusted return on average tangible common equity, pre-tax pre-provision (“PTPP”) income, adjusted PTPP income, and adjusted noninterest expense, constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company’s performance.   Tangible assets and tangible equity is calculated by subtracting goodwill and other intangible assets from total assets. Tangible common equity is calculated by subtracting preferred stock, as applicable, from tangible equity. Return on average tangible common equity is calculated by dividing net earnings available to common stockholders, after adjustment for amortization of intangible assets and goodwill impairment, by average tangible common equity. Adjusted return on average tangible common equity is calculated by dividing adjusted net earnings available to common stockholders, after adjustment for amortization of intangible assets and goodwill impairment, by average tangible common equity. Banking regulators also exclude goodwill and other intangible assets from stockholders’ equity when assessing the capital adequacy of a financial institution.   Adjusted net earnings (loss) is calculated by adjusting net earnings (loss) by unusual, one-time items. ROAA is calculated by dividing annualized net earnings (loss) by average assets. Adjusted ROAA is calculated by dividing annualized adjusted net earnings (loss) by average assets.  PTPP income is calculated by adding net interest income and noninterest income (total revenue) and subtracting noninterest expense. Adjusted PTPP income is calculated by adding net interest income and adjusted noninterest income (adjusted total revenue) and subtracting adjusted noninterest expense.  Adjusted noninterest expense is calculated by taking noninterest expense and subtracting customer related expense and adjusting for acquisition, integration, and reorganization costs.  Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.   The following tables on pages 29-33 provide reconciliations of the non-GAAP measures to financial measures defined by GAAP.   Third Quarter 2024 Earnings | 28

 Non-GAAP Reconciliation  Total common equity divided by common shares outstanding.  Tangible common equity divided by common shares outstanding.  Common shares outstanding include non-voting common equivalents that are participating securities.   Third Quarter 2024 Earnings | 29

 Non-GAAP Reconciliation  Note: No adjusted earnings were reported in 2Q24.  Effective tax rates of 27.61%, 28.62%, 26.40%, and 14.12% used for the three months ended September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.  Annualized net earnings (loss) divided by average stockholders’ equity.  Annualized adjusted net earnings (loss) available to common and equivalent stockholders for ROATCE divided by average tangible common equity.  Annualized adjusted net earnings (loss) available to common and equivalent stockholders for adjusted ROATCE divided by average tangible common equity.   Third Quarter 2024 Earnings | 30

 Non-GAAP Reconciliation   Third Quarter 2024 Earnings | 31  Note: No adjusted earnings were reported in 2Q24.  Effective tax rates of 27.61%, 28.62%, 26.40%, and 14.12% used for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively   Adjusted net earnings (loss) available to common and equivalent stockholders divided by weighted average common shares outstanding.  Annualized net earnings (loss) divided by average assets.  Annualized adjusted net earnings (loss) divided by average assets.

 Non-GAAP Reconciliation   Third Quarter 2024 Earnings | 32  Note: No adjusted PTPP income was reported in 2Q24.  Annualized PTPP income divided by average assets.  Annualized adjusted PTPP income divided by average assets.

 Non-GAAP Reconciliation   Third Quarter 2024 Earnings | 33

Integration roadmap update

Strong execution and swift delivery of merger integration milestones

Accomplished since announcement of deal

- ☑ Closed merger with PacWest
- ☑ Closed on $400mm common equity with merger
- ☑ Retained key employees and clients
- ☑ Sold $6B assets (3.6% yield)
- ☑ Paid down $10B wholesale funding (~5% cost)
- ☑ Core systems conversions (weekend of July 20, 2024)
- ☑ Sold $1.95B of Civic loans
- ☑ Repositioned $0.7B of the securities portfolio
- ☑ Further optimized funding mix
- ☑ Achieved normalized quarterly FDIC expense run-rate
- ☑ Majority of cost savings realized ahead of schedule

Remaining items to be completed

Item	Target
☐ Execution on incremental facilities consolidation	4Q
☐ Realize incremental operational expense savings	4Q
☐ Continued reduction of interest expense and mix shift towards lower cost core deposits	4Q+

BANC OF CALIFORNIA

Third Quarter 2024 Earnings | 34

Experienced management team with track record of success at leading institutions



Jared Wolff

President and Chief Executive Officer

30+ years of banking and law. Previously held senior executive positions with City National Bank (RBC) and PacWest Bancorp



Joe Kauder

Chief Financial Officer

30+ years banking experience, previously served as EVP, CFO Wells Fargo Wholesale Banking



Chris Blake

Vice Chairman of the Bank

40+ years of banking experience, previously served as President & CEO, Community Bank Division, for PacWest Bancorp.



Bryan Corsini

Chief Credit Officer

35+ years banking experience, previously served as CCO of PacWest Bancorp and Director of Pacific Western Bank



Debbie Dahl-Amundson

Chief Internal Audit Officer

Leads the internal audit group and SOX Compliance, previously served as Assistant General Auditor for PNC



Ido Dotan

General Counsel and Chief Administrative Officer

Experienced in corporate securities, M&A, and structured finance. Previously served as EVP of Carrington Mortgage Holdings



Hamid Hussain

President of the Bank

25+ years of banking experience, previously served as EVP, Real Estate Market Executive for Wells Fargo



Stan Ivie

Head of Government and Regulatory Affairs

Previously served as the Chief Risk Officer of PacWest Bancorp & the regional director for the FDIC's San Francisco and Dallas Regions



Alex Kweskin

Chief Human Resources Officer

25+ years of Human Resources experience, previously held HR leadership roles at MUFG Union Bank and Wells Fargo



Scott Ladd

Chief Credit Officer for Specialty Banking and Credit Operations

25+ years banking and consulting experience, previously served as EVP, Group Head, Portfolio Management at PacWest Bancorp



Olivia Lindsay

Chief Risk Officer

20+ years of experience in regulatory processes and controls, previously spent 15 years at MUFG Union Bank



Michael Pierron

Head of Payments

25+ years of technology, product and operations, previously served as Head of Operations at Flagstar Bank



Raymond Rindone

Deputy Chief Financial Officer and Head of Corporate Finance

30+ years finance & public accounting experience, previously served as Deputy CFO of City National Bank (RBC)



Steve Schwimmer

Chief Information Officer

25+ years of experience in banking technology, previously served as the EVP, Chief Innovation Officer at PacWest Bancorp

BANC OF CALIFORNIA

Third Quarter 2024 Earnings | 35